[USAA(R) logo appears here.]






                 USAA NASDAQ-100
                          INDEX Fund






                          [Image appears here.]








                 Semiannual Report


------------------------------------------------------
June 30, 2001

Table of CONTENTS
--------------------------------------------------------------------------------


      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            12

      SHAREHOLDER VOTING RESULTS                                      13

      FINANCIAL INFORMATION

         Portfolio of Investments                                     14

         Notes to Portfolio of Investments                            18

         Statement of Assets and Liabilities                          19

         Statement of Operations                                      20

         Statements of Changes in Net Assets                          21

         Notes to Financial Statements                                22

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
       EQUITY                      MONEY MARKET                   INDEX
--------------------------------------------------------------------------------
 Aggressive Growth*                Money Market           Extended Market Index

   Capital Growth            Tax Exempt Money Market       Global Titans Index

  Emerging Markets         Treasury Money Market Trust       Nasdaq-100 Index

 First Start Growth            State Money Market             S&P 500 Index

        Gold
                           -----------------------------------------------------
       Growth                     TAXABLE BOND               ASSET ALLOCATION
                           -----------------------------------------------------
   Growth & Income                 GNMA Trust               Balanced Strategy

     Income Stock           High-Yield Opportunities      Cornerstone Strategy

    International                    Income              Growth and Tax Strategy

Science & Technology         Intermediate-Term Bond          Growth Strategy

   Small Cap Stock               Short-Term Bond             Income Strategy

        Value
                           ---------------------------
    World Growth                 TAX-EXEMPT BOND
                           ---------------------------
                                    Long-Term

                                Intermediate-Term

                                   Short-Term

                                State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)', ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

* CLOSED TO NEW INVESTORS.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this practice eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA NASDAQ-100 INDEX FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President and Vice
Chairman of the Board, Christopher W.
Claus, appears here.]                       "WE AT USAA INVESTMENTS ARE
                                                ENCOURAGED BY EVENTS
                                          DESIGNED TO POSITION THE ECONOMY
                                               FOR BETTER DAYS AHEAD."

--------------------------------------------------------------------------------

               We're more than halfway through 2001, and probably every one of us has asked at some point, When are we going to see the markets improve?

               That's not an easy question to answer. It's been a challenging time since the first signs of market decline surfaced in April 2000. We have survived poor market conditions for well over a year now. Currently, we believe the market is looking for evidence that the economy has truly bottomed out and is starting to recover. As of this writing, the market hasn't found this evidence. We think that, understandably, the market still has a healthy skepticism about the state of our economy.

               However, history has shown that poor markets do not last forever. Although no one can truly predict the end to the current slump, we at USAA Investments are encouraged by events designed to position the economy for better days ahead.

 ...CONTINUED
--------------------------------------------------------------------------------


               We hope to see some of the stimulative effects of the six interest rate cuts made by the Federal Reserve Board (the Fed) during the first half of 2001. We should start to see the Fed's interest rate cuts work through the economy in the form of growth in the gross domestic product (GDP), lower unemployment levels, and a boost in consumer confidence. Although we believe we are close to the trough in rate decreases, we expect that the Fed may reduce rates another 25 basis points at the August meeting of the Federal Open Market Committee.

               Another factor in potential economic recovery is the aggressive tax relief plan launched by the federal government. As of this writing, income tax rebates had already hit many consumers' mailboxes. Reduced tax withholding rates for 2001 are already showing up in paychecks.

               Overall, if these economic stimulators are successful, we could see some moderate growth in the economy that would translate into improved corporate earnings. Increased earnings will be the key to turning the market's outlook from pessimistic to optimistic. We hope to see a return to an up cycle within nine months to a year, and a rebound in the equity markets to their historical average returns of 8% to 12%. The chief factor that, in our view, could slow a recovery is the lull in capital spending by corporations. If this lull persists, it will continue to make life tough for technology companies and other related industries. In short, the technology slump will continue until corporate America sees improvements in business activity and gains enough confidence to start spending on technology again.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               Thank you for choosing to invest in USAA index funds. Integrating USAA index funds with actively managed mutual funds is an excellent way to construct a balanced portfolio for all economic conditions.

               As always, we appreciate your business. We'll work hard to continue to earn your trust.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board



               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING. - PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA NASDAQ-100 INDEX FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index.


INVESTMENT INSTRUMENTS
--------------------------------------------------------------------------------

               At least 80% of the Fund's assets will be invested in the stocks of companies composing the Nasdaq-100 Index.

--------------------------------------------------------------------------------
                                          6/30/01               12/31/00
--------------------------------------------------------------------------------
 Net Assets                            $50.2 Million          $28.7 Million
 Net Asset Value Per Share                 $5.89                  $7.57


--------------------------------------------------------------------------------
                           Total Returns as of 6/30/01
--------------------------------------------------------------------------------
        12/31/00 TO 6/30/01*                 SINCE INCEPTION ON 10/27/00*
              -22.30%                                   -41.10%


               * TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS RETURN IS CUMULATIVE.

               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW



                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Nasdaq-100 Index Fund to the Nasdaq-100 Index for the period of 10/30/2000 through 6/30/2001. The data points from the graph are as follows:

                   USAA NASDAQ-100            NASDAQ-100
                     INDEX FUND                 INDEX
                   ---------------            ----------

10/30/2000             $10,000                $10,000
10/31/2000              10,620                 10,653
11/30/2000               8,160                  8,136
12/31/2000               7,570                  7,600
01/31/2001               8,390                  8,416
02/28/2001               6,160                  6,194
03/31/2001               5,080                  5,107
04/30/2001               5,980                  6,022
05/31/2001               5,800                  5,842
06/30/2001               5,890                  5,943

DATA FROM 10/30/00* THROUGH 6/30/01.

               The graph illustrates how a $10,000 hypothetical investment in the USAA Nasdaq-100 Index Fund so closely tracks the Nasdaq-100 Index that its results are barely visible on the graph. The Nasdaq-100 Index is a modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization.


               'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)', ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. THE FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY THE NASDAQ STOCK MARKET, INC., AND THE NASDAQ STOCK MARKET, INC. MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL OF THE SECURITIES OF THE INDEX THE FUND ATTEMPTS TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

               * DATE THE FUND INITIALLY INVESTED IN SECURITIES REPRESENTED BY THE INDEX.

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


USAA NASDAQ-100 INDEX FUND


PERFORMANCE
--------------------------------------------------------------------------------

               The USAA  Nasdaq-100  Index  Fund  seeks to track the  Nasdaq-100
               Index. For the six-month period ended June 30, 2001, the Nasdaq-100 Index returned -21.82% and the Fund returned -22.3%.


MARKET CONDITIONS
--------------------------------------------------------------------------------

               The period was marked by the Federal Reserve Board's (the Fed's) sweeping reduction of interest rates in an effort to revive a slumping economy. Corporations, particularly those in the technology sector, continued to announce layoffs and issue revenue warnings. Newly released economic indicators painted a bleak picture for future economic growth. In response to this dismal outlook, the Fed aggressively lowered rates six times during the period for a total cut of 2.75%. These cuts reduced the federal funds rate from 6.5% to 3.75%.

               Although equity performance for the first quarter was poor, markets appeared to respond to the Fed's actions by April. Some positive economic signs emerged, although troubling unemployment numbers continued to cloud the forecast. The federal government's tax cut, which will inject capital in the third quarter of this year, helped to add a dose of optimism to a confused market. Ultimately, investors responded positively to the prospect of future economic growth, and the markets enjoyed a positive second quarter. However, for the period, performance numbers remained negative for most markets.


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER  TO  THE  BOTTOM  OF  PAGE  8  FOR  THE  NASDAQ-100   INDEX
               DEFINITION.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


SECTOR PERFORMANCE
--------------------------------------------------------------------------------

               Not surprisingly, the two worst-performing sectors in the index were telecommunication services and information technology, which fell 36.32% and 25.72%, respectively. Poor performance in information technology stocks, which accounted for more than 70% of the index at the period's end, significantly hindered overall index performance. Telecommunication services, which accounted for only about 3% of the index at the end of the period, had less impact on the portfolio. Health care stocks (nearly 11% of the index) also struggled during the period, losing 13.27%. The strongest returns came from the consumer-discretionary sector (also approximately 11% of the index), gaining 14.28%. Other positive returns came from the materials sector (less than 1% of the index), which returned 8.45%, and industrials (4.5% of the index), up 1%.

               As the heavy weighting indicates, information technology stocks constitute most of the index's top 10 holdings list. Fortunately, top holding Microsoft (nearly 11% of the index) recovered from its earlier struggles to post gains of 68.23% during the period. Dell Computer, the index's eighth-largest holding (roughly 2% of the index), also performed well on the heels of its downturn, up 49.96%. The eight remaining holdings in the top 10 list all suffered declines. Among these were technology names such as Intel (about 5.5% of the index), which fell 2.53%; QUALCOMM (more than 4% of the index), which declined 28.85%; Cisco Systems (nearly 4% of the index), which slid 52.42%; Oracle


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

 ...CONTINUED
--------------------------------------------------------------------------------


               (about  3.5%  of  the  index),   which  lost   34.62%;   and  Sun
               Microsystems (nearly 2% of the index), which fell 43.61%. The only nontechnology company in the top 10, Amgen (more than 2% of the index), dropped a relatively muted 5.09%. In terms of biggest gainers and losers in the index, Compuware soared 123.84% and took the lead, while Ariba, falling 89.74%, was the biggest loser.


               YOU WILL FIND A LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 14-17.

12

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


                          -----------------------------
                             TOP 10 EQUITY HOLDINGS
                                (% of Net Assets)
                          -----------------------------

                          Microsoft Corp.         10.5%

                          Intel Corp.              5.3%

                          QUALCOMM, Inc.           4.1%

                          Cisco Systems, Inc.      3.7%

                          Oracle Corp.             3.5%

                          Amgen, Inc.              2.3%

                          VERITAS Software Corp.   2.1%

                          Dell Computer Corp.      1.9%

                          Siebel Systems, Inc.     1.9%

                          Sun Microsystems, Inc.   1.7%

                          -----------------------------



                    ---------------------------------------
                                TOP 10 INDUSTRIES
                                (% of Net Assets)
                    ---------------------------------------

                    Computer Software & Service       28.8%

                    Electronics - Semiconductors      15.0%

                    Biotechnology                      9.5%

                    Communication Equipment            8.6%

                    Computer - Networking              5.4%

                    Computer - Hardware                4.8%

                    U.S. Government                    4.7%

                    Broadcasting - Radio & TV          4.1%

                    Equipment - Semiconductors         3.3%

                    Services - Commercial & Consumer   2.3%

                    ---------------------------------------

SHAREHOLDER
--------------------------------------------------------------------------------
                                 Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on the following proposal. Shareholders of record on May 25, 2001, were entitled to vote on the proposal shown below. The proposal was approved by the shareholders. Votes reported are for the entire series of USAA Mutual Fund, Inc. (the Company).


PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Directors as follows:


                                                                    VOTES
               DIRECTORS                       VOTES FOR            WITHHELD
               -----------------------------------------------------------------

               Robert G. Davis                 2,715,058,284        40,108,336

               Christopher W. Claus            2,715,058,925        40,107,695

               David G. Peebles                2,715,058,926        40,107,694

               Michael F. Reimherr             2,715,058,891        40,107,729

               Richard A. Zucker               2,715,058,603        40,108,017

               Barbara B. Dreeben              2,715,058,252        40,108,368

               Robert L. Mason, Ph.D.          2,715,058,603        40,108,017

               Laura T. Starks, Ph.D.          2,715,058,582        40,108,038

14

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA NASDAQ-100 INDEX FUND

JUNE 30, 2001 (UNAUDITED)


                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

            COMMON STOCKS (95.5%)
    6,627   3Com Corp.*                                                 $     31
    3,191   Abgenix, Inc.*                                                   144
   37,821   ADC Telecommunications, Inc.*                                    250
    6,430   Adelphia Communications Corp. "A"*                               264
    9,119   Adobe Systems, Inc.                                              429
   21,152   Altera Corp.*                                                    613
    9,288   Amazon.com, Inc.*                                                131
   18,902   Amgen, Inc.                                                    1,147
   18,935   Apple Computer, Inc.*                                            440
   16,293   Applied Materials, Inc.*                                         800
   13,560   Applied Micro Circuits Corp.*                                    233
    9,172   Ariba, Inc.*                                                      50
    9,793   At Home Corp. "A"*                                                21
   13,532   Atmel Corp.*                                                     183
   14,198   BEA Systems, Inc.*                                               436
   15,096   Bed Bath & Beyond, Inc.*                                         471
    7,101   Biogen, Inc.*                                                    386
    9,373   Biomet, Inc.                                                     450
    6,441   Broadcom Corp. "A"*                                              275
   11,463   BroadVision, Inc.*                                                57
    8,921   Brocade Communications Systems, Inc.*                            392
    8,915   Check Point Software Technologies Ltd.*                          451
   10,323   Chiron Corp.*                                                    526
   15,076   CIENA Corp.*                                                     573
    7,890   Cintas Corp.                                                     365
  101,675   Cisco Systems, Inc. a,*                                        1,850
    8,552   Citrix Systems, Inc.*                                            298
   14,592   CMGI, Inc.*                                                       44
    6,068   CNET Networks, Inc.*                                              79
   17,429   Comcast Corp. "A"*                                               756
    8,839   Compuware Corp.*                                                 124
    6,915   Comverse Technology, Inc.*                                       395
   10,638   Concord EFS, Inc.*                                               553
   10,533   Conexant Systems, Inc.*                                           94
    9,222   Costco Wholesale Corp.                                           379
   37,276   Dell Computer Corp.*                                             975
    7,839   eBay, Inc.*                                                      537
    9,474   EchoStar Communications Corp. "A"*                               307
    5,217   Electronic Arts, Inc.*                                           302
   22,959   Exodus Communications, Inc.*                                      47

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA NASDAQ-100 INDEX FUND

JUNE 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

    6,035   Fiserv, Inc.*                                               $    386
   20,320   Flextronics International Ltd.*                                  531
   16,763   Gemstar-TV Guide International, Inc.*                            714
    9,460   Genzyme Corp.*                                                   577
    4,850   Human Genome Sciences, Inc.*                                     292
   17,144   i2 Technologies, Inc.*                                           339
    6,294   IDEC Pharmaceuticals Corp.*                                      426
   28,925   Immunex Corp.*                                                   513
    4,484   Inktomi Corp.*                                                    43
   91,570   Intel Corp.                                                    2,678
   10,227   Intuit, Inc.*                                                    409
   52,746   JDS Uniphase Corp.*                                              659
    8,219   Juniper Networks, Inc.*                                          256
    8,734   KLA-Tencor Corp.*                                                511
    9,874   Level 3 Communications, Inc.*                                     54
   16,523   Linear Technology Corp.                                          731
   37,254   LM Ericsson Telephone Co. ADR                                    202
   17,891   Maxim Integrated Products, Inc.*                                 791
   19,425   McLeodUSA, Inc.*                                                  89
    8,831   MedImmune, Inc.*                                                 417
    3,426   Mercury Interactive Corp.*                                       205
   22,805   Metromedia Fiber Network, Inc. "A"*                               47
    4,215   Microchip Technology, Inc.*                                      141
   72,026   Microsoft Corp. a,*                                            5,258
    9,255   Millennium Pharmaceuticals, Inc.*                                329
    3,755   Molex, Inc.                                                      137
   13,243   Network Appliance, Inc.*                                         181
   36,527   Nextel Communications, Inc.*                                     639
   14,752   Novell, Inc.*                                                     84
    5,650   Novellus Systems, Inc.*                                          321
    2,938   NVIDIA Corp.*                                                    273
   91,010   Oracle Corp.*                                                  1,729
    3,342   PACCAR, Inc.                                                     172
   20,920   Palm, Inc.*                                                      127
    7,852   PanAmSat Corp.*                                                  305
   13,957   Parametric Technology Corp.*                                     195
   13,777   Paychex, Inc.                                                    551
   16,158   PeopleSoft, Inc.*                                                795
    7,036   PMC-Sierra, Inc.*                                                219
    3,657   QLogic Corp.*                                                    236
   35,512   QUALCOMM, Inc.*                                                2,077

16

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA NASDAQ-100 INDEX FUND

JUNE 30, 2001 (UNAUDITED)

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------

    7,718   Rational Software Corp.*                                    $    217
    5,915   RealNetworks, Inc.*                                               70
    7,215   RF Micro Devices, Inc.*                                          195
   13,275   Sanmina Corp.*                                                   311
   20,532   Siebel Systems, Inc.*                                            963
    9,292   Smurfit-Stone Container Corp.*                                   151
   11,923   Staples, Inc.*                                                   191
   20,558   Starbucks Corp.*                                                 473
   55,088   Sun Microsystems, Inc.*                                          866
    9,075   Tellabs, Inc.*                                                   176
    4,418   TMP Worldwide, Inc.*                                             265
   13,740   USA Networks, Inc.*                                              385
    7,362   VeriSign, Inc.*                                                  442
   15,793   VERITAS Software Corp.*                                        1,051
    7,728   Vitesse Semiconductor Corp.*                                     163
   40,401   WorldCom, Inc.*                                                  574
   17,022   Xilinx, Inc.*                                                    702
   11,606   XO Communications, Inc.*                                          22
   10,602   Yahoo! Inc.*                                                     212
--------------------------------------------------------------------------------
            Total common stocks (cost: $59,789)                           47,926
--------------------------------------------------------------------------------

PRINCIPAL                                                                 MARKET
   AMOUNT                                        COUPON                    VALUE
    (000)   SECURITY                               RATE      MATURITY      (000)
--------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (0.7%)
   $  200   United States Treasury Bills           3.35%     9/27/2001       198
       50   United States Treasury Bills           3.39      9/27/2001        50
      100   United States Treasury Bills           3.51      9/27/2001        99
--------------------------------------------------------------------------------
            Total money market instruments (cost: $347)                      347
--------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (4.0%)
    2,023   State Street Bank & Trust Co., 3.0%, acquired on 6/29/01
              and due 7/02/01 at $2,024 (collateralized by a $1,850
              U.S. Treasury Bond, 9.125%, due 5/15/09; market value
              $2,086) (cost: $2,023)                                       2,023
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS (COST: $62,159)                           $ 50,296
================================================================================

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA NASDAQ-100 INDEX FUND

JUNE 30, 2001 (UNAUDITED)


PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

            Computer Software & Service                         28.8%

            Electronics - Semiconductors                        15.0

            Biotechnology                                        9.5

            Communication Equipment                              8.6

            Computer - Networking                                5.4

            Computer - Hardware                                  4.8

            U.S. Government                                      4.7

            Broadcasting - Radio & TV                            4.1

            Equipment - Semiconductors                           3.3

            Retail - Specialty                                   2.3

            Services - Commercial & Consumer                     2.3

            Services - Data Processing                           2.2

            Electrical Equipment                                 2.0

            Internet Services                                    1.7

            Telecommunications - Cellular/Wireless               1.3

            Telecommunications - Long Distance                   1.3

            Other                                                2.9
                                                               -----
            Total                                              100.2%
                                                               =====

18

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA NASDAQ-100 INDEX FUND

JUNE 30, 2001 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentage of the investments to net assets.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) Portion of security is segregated as collateral for futures contracts.

          * Non-income-producing security.



          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA NASDAQ-100 INDEX FUND

JUNE 30, 2001 (UNAUDITED)



ASSETS

   Investments in securities, at market value (identified cost of $62,159)     $ 50,296
   Cash                                                                               6
   Receivables:
      Capital shares sold                                                           165
      Dividends and interest                                                          1
      Variation margin on futures contracts                                          55
   Prepaid expenses                                                                  20
                                                                               --------
         Total assets                                                            50,543
                                                                               --------

LIABILITIES

   Securities purchased                                                             150
   Capital shares redeemed                                                           58
   Accounts payable and accrued expenses                                            143
                                                                               --------
         Total liabilities                                                          351
                                                                               --------
            Net assets applicable to capital shares outstanding                $ 50,192
                                                                               ========

REPRESENTED BY:

   Paid-in capital                                                             $ 65,724
   Accumulated undistributed net investment loss                                     (2)
   Accumulated net realized loss on investments and futures transactions         (3,649)
   Net unrealized depreciation on investments and futures contracts             (11,881)
                                                                               --------
            Net assets applicable to capital shares outstanding                $ 50,192
                                                                               ========
   Capital shares outstanding                                                     8,521
                                                                               ========
   Authorized shares of $.01 par value                                          100,000
                                                                               ========
   Net asset value, redemption price, and offering price per share             $   5.89
                                                                               ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA NASDAQ-100 INDEX FUND

SIX-MONTH PERIOD ENDED JUNE 30, 2001 (UNAUDITED)


NET INVESTMENT LOSS

   Income:
      Dividends                                                        $      9
      Interest                                                              136
                                                                       --------
         Total income                                                       145
                                                                       --------
   Expenses:
      Advisory fees                                                          40
      Administrative fees                                                    70
      Transfer agent's fees                                                  76
      Custodian's fees                                                       62
      Postage                                                                10
      Shareholder reporting fees                                             21
      Directors' fees                                                         2
      Registration fees                                                      50
      Professional fees                                                      22
      Other                                                                   8
                                                                       --------
         Total expenses                                                     361
      Expenses reimbursed                                                  (190)
      Expenses paid indirectly                                               (1)
                                                                       --------
         Net expenses                                                       170
                                                                       --------
            Net investment loss                                             (25)
                                                                       --------

NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FUTURES CONTRACTS

  Net realized loss from investment transactions                           (512)
  Net realized loss from futures transactions                            (2,491)
  Change in net unrealized appreciation/depreciation
      of investments and futures contracts                               (5,805)
                                                                       --------
            Net realized and unrealized loss                             (8,808)
                                                                       --------
   Decrease in net assets resulting from operations                    $ (8,833)
                                                                       ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA NASDAQ-100 INDEX FUND

SIX-MONTH PERIOD ENDED JUNE 30, 2001,
AND PERIOD ENDED DECEMBER 31, 2000*
(UNAUDITED)


                                                        6/30/2001    12/31/2000*
                                                       -------------------------

FROM OPERATIONS

   Net investment income (loss)                         $    (25)     $     14
   Net realized loss on investments
      and futures transactions                            (3,003)         (646)
   Change in net unrealized appreciation/depreciation
      of investments and futures contracts                (5,805)       (6,076)
                                                       -------------------------
      Decrease in net assets resulting
         from operations                                  (8,833)       (6,708)
                                                       -------------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                              41,387        55,163
   Cost of shares redeemed                               (11,029)      (19,788)
                                                       -------------------------
      Increase in net assets from
         capital share transactions                       30,358        35,375
                                                       -------------------------
   Net increase in net assets                             21,525        28,667

NET ASSETS

   Beginning of period                                    28,667             -
                                                       -------------------------
   End of period                                        $ 50,192      $ 28,667
                                                       =========================

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT INCOME

   End of period                                        $     (2)     $     23
                                                       =========================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                             6,455         5,958
   Shares redeemed                                        (1,721)       (2,171)
                                                       -------------------------
      Increase in shares outstanding                       4,734         3,787
                                                       =========================


   * FUND COMMENCED OPERATIONS ON OCTOBER 27, 2000.

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA NASDAQ-100 INDEX FUND

JUNE 30, 2001 (UNAUDITED)


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this semiannual report pertains only to the USAA Nasdaq-100 Index Fund (the Fund), which commenced operations on October 27, 2000. The Fund's investment objective is to match, before fees and expenses, the performance of the stocks constituting the Nasdaq-100 Index. The Nasdaq-100 Index represents the largest nonfinancial stocks traded on The Nasdaq Stock Market. USAA Investment Management Company (the Manager) has retained Barclays Global Fund Advisors (Barclays) to serve as subadviser for the Fund. Barclays is responsible for investing the Fund's assets. Under normal market conditions, Barclays attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the stocks of companies that constitute the Nasdaq-100 Index.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1.  Portfolio  securities,   except  as  otherwise  noted,  traded
                  primarily on a domestic securities exchange are valued at the last sales price on that exchange.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA NASDAQ-100 INDEX FUND

JUNE 30, 2001 (UNAUDITED)


              4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

          B. FUTURES CONTRACTS - The Fund may enter into financial futures contracts as a proxy for a direct investment in securities underlying the Fund's index. Upon entering into a contract, the Fund is required to make an initial margin deposit of either cash or securities in an amount equal to a certain percentage of the contract. Variation margin payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of imperfect correlation between movements in the price of futures contracts and the underlying hedged securities.

          C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

          D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if

24

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA NASDAQ-100 INDEX FUND

JUNE 30, 2001 (UNAUDITED)


              any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

          E. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended June 30, 2001, custodian fee offset arrangements reduced expenses by $1,000.

          F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2)  LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million--$400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availa-

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA NASDAQ-100 INDEX FUND

JUNE 30, 2001 (UNAUDITED)


          bility under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a mark-up, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended June 30, 2001.


(3)  DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4)  INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended June 30, 2001, were $32,386,000 and $6,330,000, respectively.

          The  cost  of   securities   for  federal   income  tax   purposes  is
          approximately the same as that reported in the financial statements.

          Gross unrealized appreciation and depreciation of investments as of June 30, 2001, were $2,892,000 and $14,755,000, respectively.


(5)  TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. ADVISORY FEES - The Manager carries out the Fund's investment policies and provides oversight of the management of the Fund's portfolio. The Fund's advisory fees are computed at an annualized rate of 0.20% of its monthly average net assets.

26

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA NASDAQ-100 INDEX FUND

JUNE 30, 2001 (UNAUDITED)


          The Manager has retained Barclays to serve as subadviser for the Fund, giving it responsibility for the day-to-day management of the Fund's assets pursuant to the Fund's investment objective and restrictions. For its services, Barclays receives a fee from the Manager at an annual rate equal to 0.06% of the Fund's average daily net assets on amounts up to and including $250 million and 0.03% of the Fund's average daily net assets on amounts above $250 million.

          B. ADMINISTRATIVE FEES - The Manager provides services related to the administration and operation of the Fund. The Fund's administrative fees are computed at an annualized rate of 0.35% of its monthly average net assets.

          C. EXPENSE LIMITATIONS - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 0.85% of its annual average net assets, excluding credits from fee offset arrangements, through May 1, 2002, and accordingly has waived a portion of the Fund's fees and expenses. In subsequent years, the Manager may recover all or a portion of these waived amounts from the Fund, provided that such recovery is made not later than three years from the Fund's inception date of October 27, 2000, and provided that the additional amount paid by the Fund, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in any of the three years to exceed 0.85% of the Fund's annual average net assets.

          D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA NASDAQ-100 INDEX FUND

JUNE 30, 2001 (UNAUDITED)


          E. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(6)  TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


(7)  FUTURES CONTRACTS
--------------------------------------------------------------------------------

          A summary of obligations under these financial instruments at June 30, 2001, is as follows:


--------------------------------------------------------------------------------
                                              MARKET    UNREALIZED
 TYPE OF FUTURE     EXPIRATION   CONTRACTS   POSITION      VALUE    DEPRECIATION
--------------------------------------------------------------------------------
 Nasdaq-100 Index
 Futures          September 2001     2         Long     $  369,000     $  6,000

 Nasdaq-100 Mini
 Index Futures    September 2001     48        Long      1,773,000      (24,000)
                                     ------------------------------------------
 Total                               50                 $2,142,000     $(18,000)


          At June 30, 2001, the Fund segregated securities with a value of $956,000 to cover margin requirements on open futures contracts.

28

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA NASDAQ-100 INDEX FUND

JUNE 30, 2001 (UNAUDITED)


(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          Per share operating performance for a share outstanding throughout each period is as follows:

                                                SIX-MONTH           PERIOD
                                               PERIOD ENDED         ENDED
                                                6/30/2001         12/31/2000*
                                             ---------------------------------
         Net asset value at
            beginning of period                $  7.57             $ 10.00
         Net investment income (loss)             (.01)(a)             .01(a)
         Net realized and unrealized
            loss on investments
            and futures transactions             (1.67)              (2.44)
                                             ---------------------------------
         Net asset value at
            end of period                      $  5.89             $  7.57
                                             =================================
         Total return (%)                       (22.30)             (24.20)
         Net assets at
            end of period (000)                $50,192             $28,667
         Ratio of expenses to
            average net assets (%)                 .85(b,c)            .85(b)
         Ratio of expenses to average
            net assets, excluding
            reimbursements (%)                    1.80(b,c)           2.56(b)
         Ratio of net investment
            income (loss) to average
            net assets (%)                        (.13)(b)             .37(b)
         Portfolio turnover (%)                  18.36                3.58



  *  Fund commenced operations on October 27, 2000.
(a)  Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c)  Reflects expenses before any custodian fee offset arrangement.

NOTES
--------------------------------------------------------------------------------

30

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                   DIRECTORS   Robert G. Davis, CHAIRMAN OF THE BOARD
                               Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                               Barbara B. Dreeben
                               Robert L. Mason, Ph.D.
                               David G. Peebles
                               Michael F. Reimherr
                               Laura T. Starks, Ph.D
                               Richard A. Zucker

         INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER   9800 Fredericksburg Road
             AND DISTRIBUTOR   San Antonio, Texas 78288

              TRANSFER AGENT   USAA Shareholder Account Services
                               9800 Fredericksburg Road
                               San Antonio, Texas 78288

               LEGAL COUNSEL   Goodwin Procter LLP
                               Exchange Place
                               Boston, Massachusetts 02109

                   CUSTODIAN   State Street Bank and Trust Company
                               P.O. Box 1713
                               Boston, Massachusetts 02105

        INDEPENDENT AUDITORS   KPMG LLP
                               112 East Pecan, Suite 2400
                               San Antonio, Texas 78205

                   TELEPHONE   Call toll free - Central Time
            ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                               Saturday, 8:30 a.m. to 5 p.m.
                               Sunday, 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL   1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT   For account servicing, exchanges,
                MUTUAL FUNDS   or redemptions
                               1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL   24-hour service (from any phone)
           FUND PRICE QUOTES   1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND   (from touch-tone phones only)
           USAA TOUCHLINE(R)   For account balance, last transaction, fund
                               prices, or to exchange or redeem fund shares
                               1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS   USAA.COM


                                                                        Recycled
                                                                           Paper

[USAA logo appears here.]  WE KNOW WHAT IT MEANS TO SERVE. (R)
                           ---------------------------------------------------
                           INSURANCE - BANKING - INVESTMENTS - MEMBER SERVICES



37758-0801                                   (C)2001, USAA. All rights reserved.